Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Balanced Fund is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Contrarian Fund is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus  Core  Equity  Fund is  incorporated  herein by  reference  to
          Exhibit 4(fffff) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Federal Tax-Exempt Fund is incorporated herein by reference to
          Exhibit 4(hhhhh) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus  Flexible  Bond Fund is  incorporated  herein by  reference to
          Exhibit 4(iiiii) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Fund is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Global Opportunities Fund is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Global Technology Fund is incorporated  herein by reference to
          Exhibit 4(mmmmm) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Growth and Income Fund is incorporated  herein by reference to
          Exhibit 4(nnnnn) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus High-Yield Fund is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Mercury Fund is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Mid Cap Value  Fund is  incorporated  herein by  reference  to
          Exhibit 4(qqqqq) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Orion Fund is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Overseas Fund is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Research Fund is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - INTECH Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus  Short-Term Bond Fund is  incorporated  herein by reference to
          Exhibit 4(vvvvv) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Small Cap Value Fund is  incorporated  herein by  reference to
          Exhibit 4(wwwww) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No.
          2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Triton Fund is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Twenty Fund is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Venture Fund is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).

               Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No.
          2-34393).

               Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No.
          2-34393).

               Amendment to Janus Investment Fund Investment  Advisory Agreement
          - Janus  Core  Equity  Fund is  incorporated  herein by  reference  to
          Exhibit 4(gggggg) to Post-Effective Amendment No. 119 to Janus Investment Fund registration statement on Form N-1A, filed on December 19, 2006; accession number 0001035704-06-000830 (File No. 2-34393).